UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2023
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As previously reported in its Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on April 28, 2023 (the “Original Report”), Post Holdings, Inc. (the “Company”) completed its previously announced acquisition of a portion of the pet food business of The J. M. Smucker Company (“Smucker”), including brands such as Rachael Ray Nutrish, Nature’s Recipe, 9Lives, Kibbles ’n Bits and Gravy Train, private label pet food assets and certain manufacturing and distribution facilities (collectively, “Pet Food”). This Amendment No. 1 to Form 8-K (the “Form 8-K Amendment”) is being filed by the Company to amend the Original Report to file the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K relative to the completion of the Pet Food acquisition.
For a copy of the asset purchase agreement dated as of February 8, 2023, which was subsequently amended, by and among the Company, Post Brands Pet Care, LLC (formerly PCB Sub, LLC), a Delaware limited liability company and wholly-owned, indirect subsidiary of the Company, and Smucker, which sets forth the terms and conditions of the Pet Food acquisition, including the current and potential liabilities assumed by the Company, refer to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2023 (and refer to Exhibit 2.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 5, 2023, for the amendment to the asset purchase agreement).
The J. M. Smucker Company Divested Pet Foods Business audited abbreviated financial statements as of and for the year ended April 30, 2022 and The J. M. Smucker Company Divested Pet Foods Business unaudited abbreviated financial statements as of and for the nine months ended January 31, 2023 were prepared by Smucker and approved by Smucker’s management, and the Company was not involved in the preparation of such financial statements.
The unaudited pro forma financial information included in the Form 8-K Amendment has been prepared for illustrative purposes only. Such financial information is not necessarily indicative of the consolidated financial position or results of operations that would have been realized had the Company completed the Pet Food acquisition on the dates indicated in the pro forma financial information, nor is it meant to be indicative of any future consolidated financial position or future results of operations that the Company will experience.
Except as described in the Form 8-K Amendment, all other information in the Original Report remains unchanged.
Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Attached are the following financial statements as required by Item 9.01(a) of Form 8-K:
•The J. M. Smucker Company Divested Pet Foods Business abbreviated financial statements consisting of a statement of assets acquired and liabilities assumed as of April 30, 2022 and the related statement of revenue and direct operating expenses for the year ended April 30, 2022, the notes related thereto and the Report of Independent Auditors, attached as Exhibit 99.1.
•The J. M. Smucker Company Divested Pet Foods Business abbreviated financial statements (unaudited) consisting of a statement of assets acquired and liabilities assumed as of January 31, 2023 and the related statement of revenue and direct operating expenses for the nine months ended January 31, 2023 and the notes related thereto, attached as Exhibit 99.2.
(b) Pro Forma Financial Information.
Attached as Exhibit 99.3 is the following unaudited pro forma condensed combined financial information of the Company, giving effect to the Pet Food acquisition, as required by Item 9.01(b) of Form 8-K:
•unaudited pro forma condensed combined balance sheet as of March 31, 2023;
•unaudited pro forma condensed combined statement of operations for the year ended September 30, 2022;
•unaudited pro forma condensed combined statement of operations for the six months ended March 31, 2023; and
•notes to unaudited pro forma condensed combined financial information.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1
The J. M. Smucker Company Divested Pet Foods Business abbreviated financial statements as of April 30, 2022 and for the year ended April 30, 2022, the notes related thereto and the Report of Independent Auditors

99.2	The J. M. Smucker Company Divested Pet Foods Business abbreviated financial statements (unaudited) as of January 31, 2023 and for the nine months ended January 31, 2023 and the notes related thereto
99.3	Unaudited Pro Forma Financial Information of Post Holdings, Inc.
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2023	Post Holdings, Inc.
(Registrant)

	By:	/s/ Matthew J. Mainer
	Name:	Matthew J. Mainer
	Title:	SVP, Chief Financial Officer and Treasurer

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